TEALEAF LONG/SHORT DEEP VALUE FUND

Class	A	Shares	LEFAX
Class	C	Shares	LEAFX
Class	I	Shares	LEFIX

SUMMARY PROSPECTUS

May 8, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus dated May 8, 2014 and the Fund’s Statement of Additional Information dated May 8, 2014, are incorporated by reference into this Summary Prospectus.  You can obtain these documents and other information about the Fund online at http://tealeafvalue.com/how-to-invest/.  You can also obtain these documents at no cost by calling 1-855-270-2676 or by completing a document request on the Fund’s website http://tealeafvalue.com/contact/.

INVESTMENT OBJECTIVE:  The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 11 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)				Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)				5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)				1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions				None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)				2.00%	2.00%	2.00%
Wire Transfer Fee for Redemptions				$20.00	$20.00	$20.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees				2.25%	2.25%	2.25%
Distribution and/or Service (12b-1) Fees				0.25%	1.00%	None
Other Expenses				6.87%	7.70%	6.87%(1)
Dividend Expense on Short Sales	0.30%	0.26%	0.30%
Interest Expenses	0.41%	0.35%	0.41%
Remaining Other Expenses	6.16%	7.09%	6.16%
Acquired Fund Fees and Expenses (2)				0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses				9.39%	10.97%	9.14%
Fee Waiver (3)				(6.16)%	(7.09)%	(6.16)%
Total Annual Fund Operating Expenses After Fee Waiver				3.23%	3.88%	2.98%

(1)

Other Expenses are based on estimated amounts for the current fiscal year for Class I shares.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

(3)

The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until May 31, 2015 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest (acquired fund fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% of average daily net assets attributable to Class A, Class C and Class I shares, respectively.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$882	$2,605	$4,180	$7,552
C	$390	$2,478	$4,324	$8,058
I	$301	$2,090	$3,733	$7,282

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 142.29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests in long positions in equity securities of American and Canadian companies identified by the Fund's investment adviser (AMH Equity, Ltd. or "AMH") as undervalued and takes short positions in equity securities that AMH has identified as overvalued.  The Fund invests, both long and short, primarily in securities principally traded in the United States markets.  AMH will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio.  AMH examines various factors in determining the value characteristics of such issuers including net cash per share, price-to-sales ratios, price-to-tangible book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as length of operating history, return on equity, earnings growth and cash flow growth.  AMH generally meets with company management at investment conferences, through site visits or by teleconference, and often speaks with company suppliers, customers and/or competitors as part of its research process.  Additionally, AMH screens securities for the Fund based on a continuous study of trends in industries and company-specific earnings, cash flow power and growth of sales and earnings per share.  AMH may buy index-based exchange traded funds ("ETFs") to gain market exposure.  Additionally, AMH may also sell short ETFs or buy inverse ETFs, including leveraged inverse ETFs, to hedge overall equity market risk when it believes market conditions are unfavorable.

The Fund may invest up to 20% of its total assets in equity securities of companies located outside of the U.S. or Canada through American Depositary Receipts ("ADRs") traded on a U.S. exchange and through equity securities traded on a foreign exchange outside of the U.S. or Canada.  AMH selects equity securities without restriction as to market capitalization, although it anticipates that a significant portion of the Fund's assets will be invested in long positions in equity securities of smaller issuers (issuers with a market capitalization below $1.5 billion at the time of investment).  The Fund may invest a large percentage of its assets in a few sectors, such as information technology, healthcare, energy/alternative energy, consumer cyclicals, and industrials.  When AMH believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).  The Fund may purchase put and call options on equity securities, equity indexes and ETFs as substitutes for the underlying instrument or index, to hedge its portfolio, to manage risk or to obtain market exposure.  To generate additional returns, the Fund may also write "covered" call options on equity securities and ETFs it owns and on equity indexes that are expected to have return characteristics substantially similar to the Fund's portfolio.

The Fund intends, under normal circumstances, to maintain at least 65% net exposure (longs (other than inverse ETFs) minus shorts (including inverse ETFs)) to equity securities.  Additionally, under normal circumstances, AMH expects that the Fund's gross exposure to equity securities will not exceed 150% of the Fund's net assets.  The Fund defines gross exposure as the value of longs plus shorts plus options as a percentage of the Fund's net assets.  The Fund generally restricts short positions to 75% of net assets and long positions to 120% of net assets.  AMH will not take a greater than 10% position at cost, and will generally keep position size at or below 15% through sales or other portfolio management techniques.

AMH sells a long position when a price target is reached, fundamentals have deteriorated or more attractive investments are available.  AMH may also sell a position to adjust the Fund's net exposure to equity securities or to implement its hedging strategy.  AMH covers (buys back) short positions when a price target is reached, fundamentals have improved or more attractive short positions are available or it believes hedging is no longer attractive.  AMH closes out written call options when a price target is reached, fundamentals have improved or more attractive call options are available.

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

Value Investing Risk. AMH's assessment of an equity security's intrinsic value may never be fully recognized or realized by the market, and an equity security judged to be undervalued or overvalued may actually be appropriately priced or its price may move in the wrong direction.

Short Position Risk.  If the market price of the security sold short increases between the date of the short sale and the date the security is replaced, the Fund will incur a loss.  Inverse ETFs expose the Fund to similar short position risk.  This risk is amplified for leveraged inverse ETFs.

Management Risk.  AMH may not be successful in its strategy of taking long positions in equity securities the adviser believes to be undervalued and short positions in equity securities the adviser believes to be overvalued.

Equity Security Market Risk.  Equity security prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors.

Sector Risk.  Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If AMH invests a significant portion of the Fund's assets in a particular sector (long or short), the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, market conditions and/or changes in competition affecting that market segment. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Individual Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Leverage Risk.  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.  Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.

Option Risk.  Purchased put and call options may expire worthless and may not be effective substitutes or hedges for the underlying security or index.  Selling covered call options will limit the Fund's gain, if any, on the underlying equity securities.

Foreign Investment Risk. Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Smaller Company Risk.  Smaller cap equity securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.

ETF Risk.  ETFs involve duplication of investment advisory fees and certain other expenses. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Inverse ETF Risk.  Inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge.

Leveraged ETF Risk.  Leveraged ETFs will amplify losses and may not produce their intended multiple beyond one day periods.

PERFORMANCE:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.tealeafvalue.com or by calling 1-855-270-2676.

INVESTMENT ADVISER:  AMH Equity, Ltd.

PORTFOLIO MANAGERS:  Adam M. Hutt, President of AMH, and David A. Hanover, CFA, Senior Equity Analyst of AMH, have served the Fund as its portfolio managers since it commenced operations in March 2013.

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may redeem shares by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment is $2,500 and $100, respectively, for both Class A and Class C shares.  The minimum initial and subsequent investment is $250,000 and $100, respectively, for Class I shares.

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), AMH may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.